April 23, 1999
Board of Directors
The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102

Ladies and Gentlemen:

        We hereby consent to the reference to our name the caption "Legal Matters" in the Statement of Additional Information filed as part of Post-Effective Amendment No. 5 to the registration statement on Form N-4 for The Prudential Discovery Select Group Variable Contract Account (File No. 333-23271). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                   Very truly yours,

                                   SHEA & GARDNER

                                   By: /s/ CHRISTOPHER E. PALMER
                                      ---------------------------
                                           Christopher E. Palmer